SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE TRUST -- SMALL CAP CORE II PORTFOLIO

The following information supersedes certain information in the portfolio's Prospectus and Statement of Additional Information.

On February 15, 2007, the Board of Trustees of Credit Suisse Trust (the "Trust"), on behalf of its series, Credit Suisse Small Cap Core II Portfolio (the "Acquired Portfolio"), approved, subject to shareholder approval, a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Acquired Portfolio would be transferred to Credit Suisse Small Cap Core I Portfolio (the "Acquiring Portfolio"), also a series of the Trust, in exchange for shares of beneficial interest of the Acquiring Portfolio. The Acquired Portfolio would then be liquidated and shares of beneficial interest of the Acquiring Portfolio would be distributed to the Acquired Portfolio's shareholders.

If the Reorganization is completed, each shareholder of the Acquired Portfolio would become a shareholder of the Acquiring Portfolio and would receive on a tax-free basis shares of beneficial interest of the Acquiring Portfolio with the same aggregate net asset value as their shares of beneficial interest of the Acquired Portfolio. The Reorganization is subject to the completion of certain conditions, including the approval of the Acquired Portfolio's shareholders. Proxy materials describing the proposed Reorganization will be mailed to shareholders of the Acquired Portfolio in anticipation of a special meeting of shareholders to be held at a later date.

Effective as of the close of business on April 27, 2007, the Acquired Portfolio will be closed to all new purchases and incoming exchanges. The Portfolio will remain open for dividend reinvestment.


Dated:   March 23, 2007                                    TRSCV-PRO-16-0307
                                                           2007-002